Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 583,124,000
Previously Paid Amount	0
Total Fee Amount	80,529.43
Total Offset Amount	0
Net Fee	$ 80,529.43